Discontinued Operations	12 Months Ended
Dec. 31, 2019
Disclosure of discontinued operations [Abstract]
Discontinued Operations

Note 29 – Discontinued Operations

(a)	I.C. Power (Latin America businesses)

In December 2017, Inkia, a wholly-owned subsidiary of IC Power completed the sale of its Latin American and Caribbean businesses to ISQ, an infrastructure private equity firm.

The sale generated proceeds of approximately $1,332 million consisting of $1,110 million proceeds paid by ISQ plus retained unconsolidated cash at Inkia of $222 million. This reflects the base sale price of $1,177 million after certain adjustments, including estimated working capital, debt and cash at closing. The sale price was subject to adjustments, including a final adjustment based on actual working capital, debt and cash amounts as of the closing date. As part of the transaction, ISQ assumed Inkia’s $600 million of bonds, which were issued in November and December 2017. At the date of closing, ISQ paid $935 million and entered into a four-year $175 million deferred payment obligation accruing 8% interest payable in kind.

In addition, Kenon’s subsidiaries are entitled to receive payments in connection with certain claims held by companies within Inkia’s businesses. In 2018, a loss of $5.6 million was recognized, net of taxes payable in relation to adjustments to the sale price as mentioned above, in discontinued operations.

In 2019, one of Kenon’s subsidiaries received a favorable award in a commercial arbitration proceeding relating to retained claims from the sale of the Inkia business in December 2017, as mentioned above. An amount of $25 million, net of taxes, was recognized in discontinued operations.

Set forth below are the results attributable to the discontinued operations

	Year ended December 31, 2019	Year ended December 31, 2018	Year ended December 31, 2017
	$ Thousands
Revenue	-	-	1,777,232
Cost of sales and services (excluding depreciation and amortization)	-	-	(1,235,214)
Depreciation and amortization	-	-	(135,733)
Gross profit	-	-	406,285
Profit before income taxes	-	-	152,280
Recovery of retained claims	30,000	5,340	-
Income taxes (1)	(5,347)	(10,971)	(73,141)
(Loss)/profit after income taxes	24,653	(5,631)	79,139
Gain on sale of discontinued operations	-	-	529,923
Tax on gain/loss on sale of discontinued operations	-	-	(132,497)
Profit/(loss) from discontinued operations	24,653	(5,631)	476,565

Net cash flows provided by operating activities	-	-	319,637
Net cash flows provided by/(used in) investing activities	24,567	(155,361)	816,544
Net cash flows used in financing activities	-	-	(103,524)
Cash and cash equivalents provided by/(used in) discontinued operations	24,567	(155,361)	1,032,657

(1)	Additional taxes mainly relates to the sale by IC Power of its Latin American and Caribbean businesses and tax on retained claims.